UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 8, 2015

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 8, 2015, Microsoft Corporation (the “Company”) announced plans to restructure the company’s phone hardware business to better focus and align resources. The Company also announced the reduction of up to 7,800 positions, primarily in the phone business. As a result, in the quarter ending June 30, 2015 the Company will record a charge of approximately $7.6 billion for impairment of goodwill and assets in its Phone Hardware segment related to assets associated with the acquisition of the Nokia Devices and Services business. This charge has no impact on cash flow from operations and is non-deductible for tax purposes. Based on the new plans, the future prospects for the Phone Hardware segment are below original expectations. The Company will record a restructuring charge of approximately $750 million to $850 million in connection with the plan. The actions associated with the plan are expected to be substantially completed by the end of the calendar year and fully completed by the end of the 2016 fiscal year.

A copy of Microsoft’s press release is provided as Exhibit 99.1 to this report.

Note about forward-looking statements. Certain statements in this report, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release, dated July 8, 2015, issued by Microsoft Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION

(Registrant)

Date: July 8, 2015
/s/ FRANK H. BROD

Frank H. Brod Corporate Vice President, Finance and Administration; Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated July 8, 2015